Exhibit 10.8

SUPPLEMENTAL LETTER

GENER8 NEPTUNE LLC

September 7, 2015

Dear Sirs

IRREVOCABLE LETTER OF CREDIT NO. M0902-312-LG-00064

We refer to:-

(1)                                 the shipbuilding contract dated 13 December, 2013 made between Daewoo Shipbuilding & Marine Engineering Co., Ltd., a company organised and existing under the laws of Korea (the “Builder”) and STI Glasgow Shipping Company Ltd., a company organised and existing under the laws of the Republic of the Marshall Islands (“Original Buyer”), (the “Shipbuilding Contract”), pursuant to which, inter alia, the Builder agreed to design, build, launch, equip, outfit, complete and deliver for the Original Buyer one (1) 300,000 DWT class crude oil carrier with Builder’s hull no. 5404 (the “Vessel”) upon the terms and conditions set forth therein;

(2)                                 the novation agreement dated 2 September, 2015 (the “Novation Agreement”) made between the Builder, the Original Buyer and Gener8 Neptune LLC, a limited liability company organised and existing under the laws of the Republic of the Marshall Islands ( (the “New Buyer”) pursuant to which the parties thereto have agreed to novate the rights and obligations of such parties under the Shipbuilding Contract from the Original Buyer to the New Buyer upon the terms and subject to the conditions set forth therein with effect from the Effective Date (which expression shall mean the date of receipt by the New Buyer of this Supplemental Letter) and to the effect that the Original Buyer under the Shipbuilding Contract shall be substituted by the New Buyer as “BUYER” under the Shipbuilding Contract as if the New Buyer and the Builder had been party thereto since the date of the Shipbuilding Contract; and

(3)                                 the Irrevocable Letter of Credit no. M0902-312-LG-00064 dated 17 December, 2013 (the “Letter of Credit”), originally issued by us in favour of the Original Buyer, at the request of the Builder, in respect of the Builder’s obligations and liabilities under the Shipbuilding Contract,.

We hereby confirm that we have reviewed the terms of the Novation Agreement, and in consideration of your entering into the Novation Agreement we consent to the novation of the Shipbuilding Contract, on the terms and conditions set out in the Novation Agreement and we hereby agree that:

(a)                                 the Letter of Credit and our obligations thereunder shall and is hereby reconfirmed and shall remain and continue in full force and effect notwithstanding the said novation;

(b)                                 with effect from the Effective Date, the New Buyer shall be and is hereby substituted in place of the Original Buyer as the “Buyer” in the Letter of Credit and the Letter of Credit shall henceforth be construed and treated as issued in favour of the New Buyer;

(c)                                  with effect from the Effective Date, references in the Letter of Credit to the “Contract” shall henceforth be deemed to be references to the Shipbuilding Contract as novated.

This Supplemental Letter is executed as a deed by the duly authorised signatories of THE EXPORT-IMPORT BANK OF KOREA and deemed to be delivered on the date hereof.

Yours faithfully

/s/ Minyung Kwon
Name: Minyung Kwon
Title: Director

Schedule of Substantially Identical Issuer Letters Omitted

Supplemental Letter, dated as of September 7, 2015, by The Export-Import Bank of Korea, in respect of Irrevocable Stand By Letter of Credit, dated as of December 17, 2013, in favor Gener8 Athena LLC by The Export-Import Bank of Korea

Supplemental Letter, dated as of September 7, 2015, by The Export-Import Bank of Korea, in respect of Irrevocable Stand By Letter of Credit, dated as of December 17, 2013, in favor Gener8 Apollo LLC by The Export-Import Bank of Korea

Supplemental Letter, dated as of September 7, 2015, by The Export-Import Bank of Korea, in respect of Irrevocable Stand By Letter of Credit, dated as of December 17, 2013, in favor Gener8 Ares LLC by The Export-Import Bank of Korea

Supplemental Letter, dated as of September 7, 2015, by The Export-Import Bank of Korea, in respect of Irrevocable Stand By Letter of Credit, dated as of December 17, 2013, in favor Gener8 Hera LLC by The Export-Import Bank of Korea